SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 27, 2004

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      01-19890                    76-0172936
       --------                      --------                    ----------
    (State Or Other                (Commission                 (IRS Employer
    Jurisdiction Of                File Number)              Identification No.)
    Incorporation)

        One Millenium Way
        Branchburg, New Jersey                                       08876
    ------------------------------------------------------------------------
     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code   (908) 947-1100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

     Exhibit 99.1 - Press release dated April 27, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2004, LifeCell Corporation (the "Registrant") issued a press release regarding results for the first quarter ended March 31, 2004 and revised expected financial performance for 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Registrant pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Registrant's results of operations and financial condition as of, and for the first quarter ended March 31, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFECELL CORPORATION


                                           By: /s/ Steven T. Sobieski
                                              -----------------------------
                                            Steven T. Sobieski
                                            Chief Financial Officer


Date:  April 27, 2004